EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

I, Julius Csurgo, Chief Financial Officer of Queen 2, Inc. (the "Company"), certify that:

In connection with the accompanying Quarterly Report On Form 10-QSB of Queen 2, Inc. for the quarter ending September 30, 2006, I, Julius Csurgo, Chief Executive Officer and Chief Financial Officer of Queen 2, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.  Such Quarterly Report on Form 10-QSB for the quarter ending September30, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in such Quarterly Report on Form 10-QSB for the quarter ending September 30, 2006, fairly presents, in all material respects, the financial condition and results of operations of Queen 2, Inc.

QUEEN 2, INC.

Date: December 22, 2006	By:	/s/ Julius Csurgo
Julius Csurgo
Chief Executive Officer and
Chief Financial Officer